UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                ----------------



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): December 23, 1997
                                                      (December 19, 1997)




                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




               Maryland                 1-1910              52-0280210
      ---------------------------------------------------------------------
      (State of incorporation)      (Commission        (IRS Employer
                                   File Number)        Identification No.)




           39 W. Lexington Street  Baltimore,Maryland       21201
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 410-783-5920
             (Registrant's telephone number, including area code)




                                 Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  Other Events
---------------------

     As previously disclosed, in September 1995 we agreed with a neighboring utility, Potomac Electric Power Company, to merge together into a new company, Constellation Energy Corporation, after all necessary regulatory approvals were received.

     On December 22, 1997, both companies announced they were terminating the merger agreement. Please refer to the press release that is attached to this Report on Form 8-K as Exhibit 99 for details about the decision to terminate the merger agreement. The Termination Agreement, dated December 19, 1997, is also attached to this report as Exhibit 2(a).



ITEM 7. Financial Statements and Exhibits
-----------------------------------------

       (c)   Exhibit No. 2*            Registration Statement on Form S-4 of
                                       Constellation Energy Corporation, as
                                       amended, which became effective
                                       February 9, 1996, Registration No.
                                       33-64799.

             Exhibit No. 2(a)          Termination Agreement by and among
                                       Baltimore Gas and Electric Company,
                                       Potomac Electric Power Company, and
                                       Constellation Energy Corporation dated
                                       December 19, 1997.

             Exhibit No. 99            News Release of Baltimore Gas and
                                       Electric Company and Potomac Electric
                                       Power Company dated December 22, 1997.

      *Incorporated by Reference.













                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BALTIMORE GAS AND ELECTRIC COMPANY
                                                           (Registrant)


Date  December 23, 1997                                  /s/  D. A. Brune
     -------------------                           -----------------------------

                                                    D. A. Brune, Vice President
                                                 on behalf of the Registrant and
                                                  as Principal Financial Officer


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

                                  EXHIBIT INDEX

         Exhibit
         Number
         ------

            2* Registration Statement on Form S-4 of Constellation Energy Corporation, as amended, which became effective February 9, 1996, Registration No. 33-64799.

           2(a) Termination Agreement by and among Baltimore Gas and Electric Company, Potomac Electric Power Company, and Constellation Energy Corporation dated December 19, 1997.

            99 News Release of Baltimore Gas and Electric Company and Potomac Electric Power Company dated December 22, 1997.

      *Incorporated by Reference.


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